May 10, 2002

             SUPPLEMENT TO THE MARCH 1, 2002 CLASS A, B AND C SHARES
                       AND CLASS Y SHARES PROSPECTUSES FOR
                           PIONEER MID CAP VALUE FUND

The following replaces the section of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT THE FUND

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in the Russell Midcap Value Index. On April 30, 2002, the market value of companies in the index varied from $30 million to over $16 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights and preferred stocks.




























                                                                   11888-00-0502
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds